Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 9 - TAXES ON INCOME:

A.	Taxation of companies in Israel

The revenue of the Company and its subsidiary in Israel are subject to corporate tax at a regular rate.

The corporate tax rate that applies to the Company’s profits is 23%.

Capital gains of the Company and its subsidiary in Israel are taxable according to the regular corporate tax rate applying to the tax year.

B.	Losses carried forward for tax purposes

As of December 31, 2024, the Company had losses carried forward in the amount of approximately $76 million, which can be used to offset against future taxable income in future years without a time constraint. In addition, the Company has capital loss carried forward of approximately $11 million, that can be utilized only against future taxable capital gain.

C.	Deferred income taxes (U.S. dollars in thousands):

	December 31
	2024	2023
Deferred tax assets
Tax loss carryforward*	20,107	17,991
Research and development	580	610
Employee and payroll accrued expenses	33	43
Operating lease liabilities	128	263
Other	166	123
Total gross deferred tax assets	21,014	19,030
Deferred tax liabilities:
Operating lease assets	128	263
Total deferred tax assets, net	20,886	18,767
Less – valuation allowance	(20,886)	(18,767)
Net deferred tax assets	-	-

*	Including capital loss carried forward.

Realization of deferred tax assets is contingent upon sufficient future taxable income during the period that deductible temporary differences and carried forward losses are expected to be available to be offset against taxable income. As the achievement of required future taxable income is not more likely than not, the Company recorded a full valuation allowance.

D.	Reconciliation of theoretical tax expenses to actual expenses

The primary difference between the statutory tax rate of the Company and the effective rate results primarily from the changes in valuation allowance in respect of carried forward tax losses for tax purposes and research and development expenses due to the uncertainty of the realization of such tax benefits.

E.	Uncertain tax positions

As of December 31, 2024 and 2023, the Company does not have a provision for uncertain tax positions.

F.	Roll forward of valuation allowance (U.S. dollars in thousands):

Balance as of December 31, 2022	(15,723)
Additions	(3,458)
Translation differences	414
Balance as of December 31, 2023	(18,767)
Additions	(2,119)
Translation differences	-
Balance as of December 31, 2024	(20,886)

G.	Tax assessments

The Company files consolidated tax returns with its subsidiary Brenmiller Rotem. The Company has final tax assessments up to and including the tax year 2019. The other subsidiaries have not been assessed for tax purposes since their incorporation.